Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the common stock beneficially owned by each of them of Multi Packaging Solutions International Limited. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 12th day of February, 2016.

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Chairman

THE CARLYLE GROUP L.P.
By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II GP L.L.C.
By: The Carlyle Group L.P., its managing member
By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II L.P.

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Chairman

CEP III MANAGING GP HOLDINGS, LTD.

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Director

CEP III MANAGING GP, L.P.
By: Daniel D’Aniello, for an on behalf of CEP III Managing GP Holdings, Ltd. as general partner of CEP III Managing GP, L.P.

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello

CARLYLE EUROPE PARTNERS III, L.P.
By: Daniel D’Aniello, for an on behalf of CEP III Managing GP Holdings, Ltd., as general partner of CEP III Managing GP, L.P., as GP of Carlyle Europe Partners III, L.P.

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello

CEP III PARTICIPATIONS S.À R.L. SICAR

By:	/s/ David B. Pearson
Name:	David B. Pearson
Title:	Manager

CEP III CHASE S.À R.L.
Represented by Andrew Howlett-Bolton, as Manager and authorized representative of CEP III Advisor S.à r.l., Manager

By:	/s/ Andrew Howlett-Bolton
Name:	Andrew Howlett-Bolton

CHASE MANCO, G.P. LIMITED

By:	/s/ Zeina Bain
Name:	Zeina Bain
Title:	Director

CHASE MANCO, L.P.
By: Chase Manco, G.P. Limited, its general partner

By:	/s/ Zeina Bain
Name:	Zeina Bain
Title:	Director